EXHIBIT 10.69

                        CONFIDENTIAL TREATMENT REQUESTED


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                         -------------------------------

                                    AGREEMENT

                    Relating to Intellectual Property Rights

                        --------------------------------





                                  MADE BETWEEN:





                          1. Pro-Fit Holdings Limited




                             2. Tag-It Pacific Inc















                Hanover House, 22 Clarendon Road, Leeds, LS2 9NZ
                              Ref: MHJ/APH/PRO17/1
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***  Terms  represented  by  this  symbol  are  considered  confidential.  These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.


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THIS AGREEMENT is made the          day of                             2002
BETWEEN:
(1)      "Pro-Fit"            :     PRO-FIT  HOLDINGS  LIMITED  (a  company
                                    registered  in  England  under  number
                                    3889914) of Albion Mills, Albion Road,
                                    Greengates, Bradford, BD10 9TF
(2)      "TPI"                :     TAG-IT PACIFIC INC (a company registered in
                                    Delaware, USA under number                )
                                    of 21900 Burbank Bvd., Suite 270, Woodland
                                    Hills, CA 91367, USA
IT IS AGREED as follows:

1.       BACKGROUND
-------------------

         1.1 Pro-Fit has certain knowledge and expertise and owns certain intellectual property rights and know-how relating to the manufacture of the Products.
         1.2 TPI conducts business in the clothing and garment business and wishes to manufacture and distribute the Products using Pro-Fit's know-how and intellectual property rights.
         1.3 TPI desires to utilise equipment and raw materials manufactured or supplied by Pro-Fit.

2.       INTERPRETATION
-----------------------
         In this Agreement where the context so permits:
         2.1 the following words and expressions shall have the meanings ascribed to them:
                  "Business Day"             any day other than Saturdays,
                                             Sundays or public holidays in
                                             England
                  "Commencement Date"        the date of this Agreement
                  "Equipment"                the equipment supplied and
                                             installed by Pro-Fit to enable
                                             TPI to manufacture with the
                                             Processes including the Pro-Fit
                                             Machine
                  "Garments"                 finished apparel, bottoms and tops,
                                             including but not limited to
                                             trousers, shorts, skirts and tops
                  "Improvements"             any improvement, modification or
                                             adaptation to the Know-how or the
                                             Patent which (whether or not
                                             patentable) might reasonably be of
                                             commercial interest in the design,
                                             manufacture or supply of the
                                             Equipment and the Processes
                                             relating to the  manufacture of the
                                             Products


*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

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                  "Interlinings"             the fusible interlining components
                                             as are necessary to manufacture
                                             the finished Products including
                                             interlining and made-up waistband
                                             linings (including stretch jacquard
                                             tape where specified)
                  "Know-how"                 such technical information,
                                             know-how, processes, procedures and
                                             techniques of Pro-Fit as is
                                             required to operate the Equipment,
                                             the Processes and manufacture the
                                             Products
                  "Licensed Patent Rights"   the  rights under  the Patents that
                                             are licensed to TPI hereunder
                  "Net Revenues"             all revenues actually received by
                                             TPI from its sales of the Products
                                             during the Term, less (a) all VAT,
                                             sales, use, excise and other taxes
                                             or government levies of any kind,
                                             and (b) any trade  discounts,
                                             rebates, returns and allowances and
                                             similar items actually incurred by
                                             TPI with respect to such Products
                  "Patent"                   the patent, short particulars of
                                             which are set out in Schedule 1,
                                             and any and all continuations,
                                             divisionals therefrom and patents
                                             based on improvements or
                                             modifications to the invention
                                             described in the patent described
                                             in Schedule 1
                  "Part 1 Territory"         the territory specified in Schedule
                                             2 Part 1
                  "Part 2  Territory"        the territory specified in Schedule
                                             2 Part 2
                  "Process  A"               the  processes and methods of using
                                             the Equipment to manufacture
                                             Product A, including the Pro-Fit
                                             Machine
                  "Process B"                the processes and methods of using
                                             the Equipment and further processes
                                             to manufacture Product B, including
                                             the Pro-Fit Machine
                  "Process C"                the processes and methods of
                                             manufacturing Product C
                  "Process  D"               the processes and methods of
                                             manufacturing Interlinings


*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

                  "Processes"                all of Process A, Process B,
                                             Process C and Process D
                  "Product A"                stretch waistbands for Garments
                                             manufactured according to Pro-Fit's
                                             current specifications and samples
                                             provided to TPI and any
                                             improvements thereon
                  "Product B"                stretch waistband linings for
                                             Garments manufactured according to
                                             Pro-Fit's current specifications
                                             and samples provided to TPI and any
                                             improvements thereon
                  "Product C"                stretch tape for Garments
                                             manufactured according to Pro-Fit's
                                             current specifications and samples
                                             provided to TPI and any
                                             improvements thereon
                  "Product D"                Interlinings for Garments
                                             manufactured according to Pro-Fit's
                                             current specifications and samples
                                             provided to TPI and any
                                             improvements thereon
                  "Products"                 all of Product A, Product B,
                                             Product C and Product D
                  "Pro-Fit Machine"          Machine ref. AT320
                  "Quarter"                  the period of three months
                                             beginning on the Commencement Date,
                                             each successive period of three
                                             months during the Term, and any
                                             shorter period to the date of
                                             termination of this Agreement
                  "Records"                  records and books of account
                                             containing all data necessary for
                                             the  determination of royalties
                                             payable under this Agreement
                  "USA Market"               (a) retail and wholesale Garment
                                             sales (including outlet, catalogue
                                             and mail order sales) in the United
                                             States and/or sales made directly
                                             or indirectly to end users/
                                             consumers in the United States save
                                             and except Non US Brand Garments
                                             (such as Hugo Boss); and/or (b)
                                             worldwide US Brand Garment sales;
                  "Term"                     the period from the Commencement
                                             Date until termination pursuant to
                                             the terms hereof


*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

                  "Territory"                refers collectively to the Part 1
                                             Territory and the Part 2 Territory
                  "U.S. Brand Garments"      a Garment bearing a brand name
                                             which originated in the USA or is
                                             now owned by an entity which is a
                                             USA domiciled entity or is directly
                                             or indirectly controlled by a USA
                                             based or owned entity.
                  "Non U.S. Brand Garments"  a Garment bearing a brand name
                                             which did not originate in the USA
                                             and which is owned by an entity
                                             which is not a USA domiciled entity
                                             and is not directly or indirectly
                                             controlled by a USA based or owned
                                             entity.
                  "Year"                     each period of 365 (or in the case
                                             of a leap year 366) days commencing
                                             on the Commencement Date and each
                                             anniversary thereof

         2.2 references to one gender only shall include all genders, the singular shall include the plural and vice versa
         2.3 references to clauses and schedules are references to clauses and schedules of this Agreement
         2.4      references to "or" shall include "and/or"
         2.5 references to "Prices To Be Agreed" shall mean the prices set forth in Schedules 3 and 4, which prices shall remain fixed until modified by mutual agreement every six months commencing September 30, 2002 to reflect actual cost decreases or increases experienced with respect to the relevant products in the following catagories only:

                  2.5.1 the actual cost of the item, except interlinings, to Pro-Fit as demonstrated by bona fide purchase and payment documentation;
                  2.5.2 administrative costs specifically related to direct procurement services by Pro-Fit; as demonstrated by bone fide documentary back-up;
                  2.5.3 in the case of Interlinings only, the processing costs to Pro-Fit provided, however, that if the parties are unable to agree upon the amount of adjustment to any price upon a semi-annual review the price shall remain fixed until the price is resolved through an arbitration proceeding to be held under the rules of the American Arbitration Association in Los Angeles, California. Any price adjustment shall apply retroactively to the applicable six month review date.

3.       GRANT OF RIGHTS
------------------------
         3.1      Pro-Fit grants to TPI with effect from the Commencement Date:
                  3.1.1 the exclusive (even as to Pro-Fit), sublicensable, transferable, and irrevocable right and licence under the Patent and the Know-how to manufacture Product A and Product B in the Part 1 Territory; save and except as specified in clause 3.8 and 3.9
                  3.1.2 The non-exclusive sub-licensable transferable and irrevocable right and licence under the Patent and the Know-how to manufacture Product A and Product B in the Part 2 Territory for use in Garments which are to be supplied to for the USA Market
                  3.1.3 the non-exclusive sublicensable, transferable, and irrevocable right and licence under the Patent and the Know-how to manufacture Product C and Product D in the Territory for use in Garments which are to be supplied to for the USA Market;
                  3.1.4 the exclusive (even as to Pro-Fit), sublicensable, transferable, and irrevocable right and licence under the Patent and the Know-how to market, distribute, sell, offer for sale and license Product A and Product B for use in Garments manufactured in the
                           Part 1 Territory which are being supplied for the USA Market or for US Brand Garments PROVIDED that this right is save and except as specified in clause 3.4,
                           3.8 and 3.9
                  3.1.5 In addition to and not in limitation of Section 3.1.4 the exclusive sub-licensable transferable and irrevocable right and licence under the Patent and the Know-how to market, distribute, sell, offer for sale, and licence Product A and Product B for use in Garments manufactured in the Part 2 Territory which are being supplied for the USA Market
                  3.1.6 the non-exclusive, sub-licensable, transferable, and irrevocable right and licence under the Patent and the Know-how to market, distribute, sell, offer for sale and license Product C and Product D for use in Garments manufactured in the Territory which are being supplied for the USA Market; and
                  3.1.7 the exclusive, sublicensable, transferable, and irrevocable license to market, distribute and sell Product A and Product B outside the Territory at
                           Pro-Fit's sole discretion for use in US Brand Garments to be sold world-wide and the non-exclusive, sublicensable, transferable, and irrevocable license to market, distribute and sell, Product C and Product D outside the Territory at Pro-Fit's sole discretion for use in US Brand Garments to be sold world wide


*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

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


         3.2 TPI has no right to use the Process or to manufacture the Products or to use the Know-how or the Patent otherwise than as expressly licensed to TPI in this Agreement
         3.3 Pro-Fit shall not during the Term grant a right or licence to manufacture using Process A or Process B to any third party in the Part 1 Territory save and except as specified in clause
                  3.8 and clause 3.9
         3.4 Save and except the rights and licenses which at the date hereof have already been granted by Pro-Fit to third parties in the countries as set forth on Schedule 6 hereto and which rights and licenses subsist throughout the Term or any part thereof, Pro-Fit shall not during the Term grant a right or licence to sell Product A or Product B directly or indirectly in Garments which are being supplied for the USA Market. In the event that any of the third parties referred to in this clause shall during the Term request Pro-Fit to supply any further Pro-Fit processing machines, then Pro-Fit shall as a condition of supplying such Pro-Fit machines require such third party to enter into a covenant not to sell Product A or Product B directly or indirectly for use in Garments which are being supplied to the USA Market provided that the imposition of such condition is not unlawful at the relevant time
         3.5 Pro-Fit shall not during the Term (other than in connection with sales to TPI) retain any right to directly or indirectly manufacture Product A or Product B for use in Garments to be sold in the Part 1 Territory or distribute or sell any of Product A or Product B for use in Garments to be sold in the
                  Part 1 Territory save and except as specified in clause 3.8 and clause 3.9
         3.6 Pro-Fit shall not during the Term compete with or assist any third party in competing with TPI in the manufacture, distribution and/or sales of Product A or Product B within the Territory for use in Garments which are being supplied to for the USA Market save and accept as specified in clause 3.8
         3.7 TPI shall have the right, but not the obligation, to use the Pro-Fit Brand and/or any other brands to label the Products. This Agreement includes a royalty free license to all trademark rights of Pro-Fit necessary to permit such use of the Pro-Fit brands.
         3.8 In the event that Pro-Fit requests of TPI to be able with TPI's approval to supply Product A and/or Product B directly or indirectly to a clothing manufacturer for use in Garments which are to be supplied to the USA Market and where TPI does not wish to sell Product A and/or Product B directly or indirectly to such clothing manufacturer and has not transferred or sub-licensed the right to do so or has not granted a right that this would affect then with TPI's agreeement Pro-Fit shall have the right to manufacture Product A and/or Product B and to sell Product A and/or


*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

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                  Product  B to  such  clothing  manufacturers,  such  agreement provided that such agreement will be given only in TPI's sole discretion
         3.9 In the event that Pro-Fit requests TPI to sell Product A and/or Product B to a clothing manufacturer located within the
                  Part 1 Territory for use in garments which are not being supplied to the USA Market and TPI does not wish to supply,
                  with  TPI's   agreement   Pro-Fit  shall  have  the  right  to
                  manufacture, market, distribute, sell, offer for sale & license Product A and Product B to such clothing manufacturers for use in garments which are not to be supplied to the USA Market, provided that such agreement will be given only in TPI's sole discretion.

4.       SECURING PAYMENTS FOR EQUIPMENT ORDERS
-----------------------------------------------
         4.1      TPI shall pay to Pro-Fit, as provided in Clause 4.2:
                  4.1.1 the price of the Equipment to be ordered in connection with the signing of this Agreement.
                  4.1.2    the price of Interlining Stock
                  4.1.3    training costs pursuant to Clause 6.6
         4.2 TPI will provide to Pro-Fit on the Commencement Date an irrevocable 60 day letter of credit in customary form against which the Equipment and Interlinings will be ordered and shipped and training provided and thereafter Pro-Fit will endeavour to achieve payment terms for all subsequent shipments to TPI on 60 day open terms. PROVIDED however that the foregoing is conditional upon Pro-fit obtaining coverage on TPI from Pro-Fit's factoring company and/or that similar terms are available from the applicable suppliers of equipment and/or raw materials
         4.3 TPI shall *** in respect of royalties payable hereunder. The payment will be made in the first Year by quarterly instalments of *** USD payable on the first day of each *** Quarter as specified in Schedule 5

5.       INSPECTION FACILITY
----------------------------
         Pro-Fit shall when so requested by TPI demonstrate Process A and Process B at its factory in Bradford, England to TPI's potential clients

6.       EQUIPMENT
------------------
         6.1 Pro-Fit shall sell and TPI shall purchase the Equipment at the price as specified in Schedule 3 at a price to be agreed. TPI shall have the right to resell such Equipment to any sublicensee of TPI. Notwithstanding anything set forth in this Clause 6, if TPI can demonstrate to Pro-Fit that it can obtain the Equipment (except the Pro-Fit Machine) from an alternative manufacturer at a lower price than the price offered by Pro-Fit (but of the same or sufficient standard and quality) then TPI shall give Pro-Fit


*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

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                  the opportunity to match such price. If Pro-Fit does not match such price, then TPI shall have no obligation to purchase Equipment from Pro-Fit.
         6.2 Pro-Fit shall offer to sell and if requested by TPI, sell to TPI, any improvements or modifications to the Equipment that Pro-Fit may design or manufacture at Prices To Be Agreed
         6.3 In the event that TPI seeks additional Equipment, Pro-Fit shall sell such additional Equipment to TPI at Prices To Be Agreed
         6.4 Payment of the price for the Equipment ordered on the date hereof and any additional Equipment shall be as specified in Clause 4.2
         6.5      Pro-Fit shall  promptly  install the Equipment and ensure that
                  the  Equipment  is  in  full  and  proper   working  order  in
                  compliance with all provided specifications. Pro-Fit shall also provide TPI with training as specified in Schedule 3
         6.6 As soon as practicable (which shall be assessed at the discretion of Pro-Fit acting reasonably) after the Equipment has been delivered and commissioned and TPI's staff have been trained in the use of Process A, then Pro-Fit will advise on the methodology for and implementation of Process B, including (but not limited to) requirements for and procurement of plant and machinery, and training (at the rates specified in
                  Schedule 3)
         6.7 The same procedure set forth in Clause 6.6 shall apply for the implementation of Process C and Process D
         6.8 The target dates for implementation, which Pro-Fit shall use its best efforts to achieve, are as follows:
                  ***
                  ***
                  ***
         6.9 Pro-Fit shall perform all activities that TPI may reasonably request to convey and document the Know-how to TPI
         6.10 Pro-Fit shall provide TPI with spare parts to repair the Pro-Fit processing machines forming part of the Equipment free of charge for one year following the completion of their
                  installation  or  pay  to  have  such  activities   performed.
                  Notwithstanding   any  provision  of  this  Agreement  to  the
                  contrary, Pro-Fit will introduce TPI to all Pro-Fit's sources for the Equipment (except the Pro-Fit Machine) and assist TPI to arrange for direct purchases of such Equipment. Pro-Fit
                  will   transfer  to  TPI  the  benefits  of  all


*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

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


                  third party warranties on all Equipment (except the Pro-Fit Machine) sold to TPI and on such transfer Pro-Fit shall have no future liability under this Clause.
         6.11 The Equipment shall be in good working order, free of defects, merchantable and fit for their intended purpose, conform with all of the laws, rules and regulations covering their operation, and be free and clear of all liens and encumbrances so that valid title passes to TPI and with full title guarantee
         6.12 If Pro-Fit is unable or unwilling, other than for a material breach of this Agreement by TPI, to sell and deliver the Pro-Fit Machine to TPI (on commercially reasonable terms and delivery schedules as referred to in Schedule 3), Pro-Fit grants TPI (without limiting TPI's rights to pursue other remedies) a license to manufacture or have such Equipment manufactured

7.       PAYMENT PROVISIONS
---------------------------
         If any sum payable under this Agreement is not paid when due, then such sum shall bear interest from the due date until payment is made in full, both before and after judgement, at ***% per annum above Barclays Bank plc base rate from time to time

8.       TERM AND TERMINATION
-----------------------------
         8.1 This Agreement shall come into effect on the Commencement Date and unless terminated earlier under the provisions of this Agreement shall remain in full force and effect until the date upon which the Know-how ceases to be secret and substantial in the whole of the Territory or if it is later, the date upon which the Patent expires
         8.2 Either party may terminate this Agreement with immediate effect by giving to the other notice if the other:
                  8.2.1 commits any material breach of this Agreement and fails to remedy the same within either: (1) 60 days if it is the first occurrence of a breach by such party, or (2) 30 days if it is other than the first occurrence of a breach by such party, of service of notice by the non-defaulting party specifying the breach and requiring it to be remedied; or
                  8.2.2 becomes bankrupt or insolvent or enters into any arrangement with its creditors or takes or suffers any similar actions in consequence of debt

         8.3 All licenses granted by Pro-Fit under this Agreement may be rendered non-exclusive by written notice from Pro-Fit delivered at any time after the fifth Year of the term of this Agreement if *** and TPI has failed to demonstrate commercially reasonable efforts to reach this royalty level in the succeeding year.


*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

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


                  Such written notice shall be served not later than 60 days after the issue of the auditor's certificate referred to in Clause 16.5
         8.4 The rights to terminate this Agreement given by this clause and any other clause in this Agreement shall not prejudice any other right or remedy of either party

9.       CONSEQUENCES OF TERMINATION
------------------------------------
         Upon the termination of this Agreement:
         9.1 by TPI pursuant to a material breach of contract by Pro-Fit, Pro-Fit shall fulfill all outstanding orders for Interlinings and will repurchase all Equipment and any unused interlinings at book value following expiration of the licenses as set forth in Clause 9.2
         9.2      Except  in  the  case  of  expiration  of  the  Term  of  this
                  Agreement, TPI shall retain a nonexclusive, sublicensable, transferable, and irrevocable license to manufacture, distribute, sell, offer to sell and license the Products in the Territory for one year following the date of termination in order to complete ongoing sales programs (the "Wind Down Period")
         9.3 Pro-Fit shall, at the instruction of TPI, return, delete, overwrite or destroy all TPI Confidential Information disclosed hereunder, and provide written confirmation certified by an officer of Pro-Fit to such effect
         9.4 The provisions of the following clauses shall survive termination of this Agreement for whatever reason: Clauses 9, 10, 11, 12 (but only during the Wind Down Period), 14 (but only during the Wind Down Period), 15.1, 15.6 , 16 (but only during the Wind-Down Period) and 18-27.

10.      LIABILITY
------------------
         TPI shall indemnify and hold harmless Pro-Fit from and against all claims by any person whatsoever for injury to person or property and in respect of all costs, expenses and liabilities, injuries, losses, damages, proceedings or legal costs (on a full indemnity basis) and judgements which Pro-Fit incurs or suffers and which arise in connection with or out of the use of TPI's negligent use of the Equipment, excluding death, property damage or personal injury arising out of the negligence of Pro-Fit

11.      PATENTS AND KNOW-HOW
-----------------------------
         11.1 Pro-Fit represents and warrants that to its best knowledge, the manufacture and/or distribution and sale of the Products under the Patent and Know-how does not infringe the rights of any third party in the Territory or any other intellectual property rights


*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

         11.2 Pro-Fit shall at its own cost pay all renewal fees and do all such acts and things as may be reasonably necessary to maintain the Patent and the confidentiality of its Know-how licensed hereunder
         11.3 Pro-Fit represents and warrants that [(i)] it owns the Patent and Know-how and has the right to grant the rights hereunder and [(ii) the Patent is valid and enforceable

12.      IMPROVEMENTS
---------------------
         12.1 Each party shall disclose to the other in confidence and in such detail as the other may reasonably require all Improvements that it may develop or acquire except in so far as it is prohibited from doing so by law or by obligation to any other person. Pro-Fit shall not hereinafter enter into any obligation with any other person prohibiting disclosure to TPI of the Improvements
         12.2 Improvements which Pro-Fit is due to disclose to TPI hereunder shall form part of the Know-how
         12.3 Pro-Fit shall have a non-exclusive, irrevocable, royalty free licence (without limit of time and with the right to assign and to grant sub-licences thereunder) to use all Improvements that TPI discloses to Pro-Fit hereunder outside of the Territory

13.      INFRINGEMENT BY A THIRD PARTY
--------------------------------------
         13.1 TPI shall inform Pro-Fit promptly in writing of any alleged infringement of the Licensed Patent Rights by a third party and of any available evidence thereof.
         13.2 Pro-Fit shall have the right, but shall not be obligated, to prosecute at its own expense all infringements of the Licensed Patent Rights and, in furtherance of such right, TPI hereby agrees that Pro-Fit may include TPI as a party plaintiff in any such suit, without expense to TPI. The total cost of any such infringement action commenced or defended solely by Pro-Fit shall be borne by Pro-Fit, and Pro-Fit shall keep any recovery or damages for past infringement derived therefrom.
         13.3 If within three (3) months after having been notified of an alleged infringement, Pro-Fit shall have been unsuccessful in persuading the alleged infringer to desist and shall not have brought and shall not be diligently prosecuting an infringement action, or if Pro-Fit shall notify TPI at any time prior thereto of its intention not to bring suit against any alleged infringer in the Territory, then, and in those events only, TPI shall have the right, but shall not be obligated, to prosecute at its own expense any infringement of the Licensed Patent Rights in the Territory, and TPI may, for such purposes, use the name of Pro-Fit as party plaintiff. No
                  settlement,   consent   judgment


*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

                  or other voluntary final disposition of the suit may be entered into without the consent of Pro-Fit, which consent shall not unreasonably be withheld.
         13.4 In the event that TPI shall undertake litigation for the enforcement of the Licensed Patent Rights in the Territory, or the defense of the Licensed Patent Rights under the prior Clause 13.3, TPI may withhold up to ***% of the payments otherwise thereafter due Pro-Fit hereunder (but not payments due in Year 1) and apply the same toward reimbursement of TPI's expenses, including reasonable attorneys' fees, in connection therewith. Any recovery of damages by TPI for each such suit shall be applied first in satisfaction of any unreimbursed expenses and legal fees of TPI relating to such suit, and next toward reimbursement of Pro-Fit for any payments under Article 4 past due or withheld and applied pursuant to this Clause 13.4. The balance remaining from any such recovery shall be divided ***% to TPI and ***% to Pro-Fit, respectively
         13.5 In the event that a declaratory judgment action alleging invalidity or non infringement of any of the Licensed Patent Rights shall be brought against Pro-Fit or TPI, Pro-Fit, at its option, shall have the right, within thirty (30) days after commencement of such action, to take over the sole defense of the action at its own expense. If Pro-Fit shall not exercise this right, TPI may take over the sole defense at TPI's sole expense, subject to the prior Clause 13.4.
         13.6 In any infringement suit as either party may institute to enforce the Licensed Patent Rights pursuant to this Agreement, the other party hereto shall, at the request and expense of the party initiating such suit, cooperate in all respects and, to the extent possible, have its employees testify when requested and make available relevant records, papers, information, samples, specimens, and the like.

14.      ALLEGED INFRINGEMENT BY TPI
------------------------------------
         In the event that a court issues a temporary restraining order or a preliminary or permanent injunction based on claims that TPI infringes the rights of a third party due to TPI's exercise of any of its rights hereunder, Pro-Fit shall either: (1) contest the validity of such claim, including, without limitation, filing an opposition to any infringement action brought pursuant to such claim (2) obtain a license from such third party, at Pro-Fit's sole expense, to allow TPI to continue exercising its rights hereunder, or (3) modify its Processes so that they are no longer infringing while insuring substantially equivalent benefits from the standpoint of performance, functionality, cost, marketability and manufacturability. In the event that a third party shall obtain a final judgement in such party's favor with respect to


*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

         such infringement claim, Pro-Fit shall take the actions described in clauses (2) and (3) of the preceding sentence

15.      INTERLININGS
---------------------
         15.1     TPI recognises and agrees that:
                  15.1.1 the Equipment has been manufactured and installed for use in conjunction with Interlinings produced and manufactured by suppliers approved by Pro-Fit as producing Interlinings of an appropriate standard and quality level, sufficient for mass-market production;
                  15.1.2 the Interlinings so produced and manufactured are of a level of quality sufficient for mass production using the Processes, and are necessary for the proper exploitation of the Processes and the operation of the Equipment; and
                  15.1.3 the use of Interlinings of a standard presently provided by Pro-Fit is a reasonable requirement of Pro-Fit and necessary to protect the value of its trademarks and the goodwill therein
                  15.1.4 Pro-Fit represents and warrants that the Interlinings will be of a quality level sufficient for mass production using the Processes
         15.2 Having regard to the issues set out in the foregoing clause TPI agrees that, subject hereto, it will purchase all its requirement for Interlinings to be used in the production of the Products from Pro-Fit and Pro-Fit agrees to promptly supply TPI with its ordered Interlinings in the normal course of business.
         15.3 The Interlinings will be purchased from Pro-Fit by TPI at Prices To Be Agreed upon from time to time
         15.4 If TPI can demonstrate to Pro-Fit that it can source the Interlining from an alternative supplier at a lower price than the Pro-Fit price but of the same or sufficient standard and quality (as to which Pro-Fit shall advise, acting reasonably properly and promptly) then TPI shall give Pro-Fit the opportunity to match such price (landed duty paid) and delivery. If Pro-Fit does not match such price (landed duty paid) and delivery then this clause shall cease to have effect
         15.5 If for any reason, Pro-Fit is unwilling or unable to fulfill any order for Interlinings from TPI, TPI shall have the right to immediately and thereafter source Interlining from an alternative supplier
         15.6 Pro-Fit represents and warrants that the Interlinings supplied by Pro-Fit shall be in good working order, comply with the samples and specifications thereof provided to TPI, free of defects, merchantable and fit for their intended purpose, conform with all of the laws, rules and regulations covering their manufacture, distribution, use and


*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

                  sale, and be free and clear of all liens and encumbrances so that valid title passes to TPI; provided, however, that Pro-Fit shall not be responsible for compliance with regulatory standards for territories other than the USA and UK unless Pro-Fit has been notified of the applicable regulatory standards prior to its receipt of the applicable order.
         15.7 Where Pro-Fit has specified a standard or quality of Interlining, it warrants that such standard and quality shall be sufficient for the intended purpose.

16.      ROYALTIES
------------------
         16.1 In consideration of the rights granted under this Agreement TPI shall, subject to the following provisions, pay to Pro-Fit a royalty at the rate specified in Part I of Schedule 5
         16.2 Royalties payable under this clause shall be paid within 45 days after the end of the second Quarter (of each Year) for the royalties accrued during the first two Quarters (of each Year) and 90 days after the end of the Fourth Quarter (of each
                  Year) for the royalties accrued during the last two Quarters (of each Year), at which times TPI shall deliver to Pro-Fit a statement showing how the payments were calculated
         16.3     TPI shall keep true and accurate Records in sufficient  detail to enable the amount of all royalties to be determined
         16.4     TPI shall at the  reasonable  request of Pro-Fit  from time to time allow Pro-Fit or its agent (or procure that Pro-Fit or its agent is allowed) to inspect the Records, at Pro-Fit's expense (subject to reimbursement below) and to the extent that they relate to the calculation of the royalties, to take copies of them
         16.5 TPI shall at Pro-Fit's expense obtain and submit to Pro-Fit within 90 Business Days after the end of each Year a certificate by TPI's auditors or an independent royalty statement auditor that the statements submitted in that Year are true and accurate
         16.6 If following an inspection or auditor's certificate pursuant to this clause it transpires that the amount of royalties paid in respect of the Year fell short of the amount which was properly payable in that Year then TPI shall within 7 Business Days of the date of the inspection or certificate as the case may be, as Pro-Fit's sole remedy for such shortfall, pay the shortfall to Pro-Fit. In the event that the shortfall is an amount which exceeds ***% of the amount of royalties paid in respect of such Year, then TPI shall reimburse Pro-Fit for the reasonable costs and expenses up to *** of the inspection, including costs of Pro-Fit as well as auditors costs. In the event of a dispute regarding any alleged shortfall or if an obligation to render a payment is disputed, TPI shall have the right to deposit the disputed amount in escrow and


*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

                  submit such dispute to arbitration in Los Angeles, California. TPI shall not be in breach or default of this Agreement provided that the disputed amount is deposited in escrow and the arbitration proceedings are in process. In the event the inspection reveals an overpayment by TPI, TPI shall receive a credit against the next payment due hereunder in the amount of such overpayment.
         16.7 TPI guarantees that the minimum royalties payable during each Year shall be as specified in Part 2 of Schedule 5 irrespective of the amount of Product actually sold or supplied
         16.8 In the event that the aggregate royalty payments due in a Year are in excess of the guaranteed amount then TPI shall pay to Pro-Fit such shortfall within 90 days of the end of such Year.
         16.9 Within 30 Business Days of each Quarter end TPI shall deliver a quarterly report to Pro-Fit describing its progress and developments with its manufacturing and distribution activities in the immediately preceding Quarter and projections for the forthcoming Quarter. However, it shall not be a breach of this Agreement (unless such report is more than 30 days late)

17.      EQUITY
---------------
         17.1 Within 5 business days of the execution and delivery of this Agreement TPI shall deliver and issue to Pro-Fit, one hundred fifty thousand (150,000) shares of TPI's common stock, par value $0.001 per share (the "Shares").
         17.2 Subject to the restrictions set forth in Clauses 17.4, 17.5 and 17.8 below, Pro-Fit shall not directly or indirectly sell, assign, pledge, dispose, convey, gift, hypothecate, encumber or otherwise transfer (each a "Transfer") any Shares except in accordance with the following schedule:
                  17.2.1   ***
                  17.2.2   ***; and
                  17.2.3   ***
         17.3 In the event of any stock dividend, stock split, recapitalization or other change affecting TPI's outstanding common stock as a class effected without receipt of consideration, then any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which is by reason of


*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

                  any such transaction distributed with respect to the Shares shall be subject to the Transfer restrictions set forth in Clause 17.2 above, but only to the extent the Shares are at the time covered by such right.
         17.4 Pro-Fit understands and acknowledges, and represents and warrants to TPI, that (a) Pro-Fit understands that it must bear the economic risk of its investment in the Shares; (b) the Shares have not been registered under the Securities Act of 1933, as amended (the "Securities Act") or any state securities laws and are being offered and sold in reliance upon exemptions provided in the Securities Act and state securities laws for transactions not involving any public offering and, therefore, cannot be resold or transferred unless they are subsequently registered under the Securities Act and applicable state laws or unless an exemption from such registration is available; (c) Pro-Fit is purchasing the Shares for investment purposes only for Pro-Fit's own account and not with any view toward a distribution thereof; (d) Pro-Fit does not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or pledge the Shares to such person or anyone else, and such party does not have any present plans to enter into any such contract, undertaking, agreement or arrangement; (e) Pro-Fit is an "accredited investor" as that term is defined in Rule 501(a) of the General Rules and regulations under the Securities Act; (f) the purchase and sale of the Shares and all offers with respect thereto will take place and have taken place in Los Angeles County, California; and (g) the certificate(s) representing the Shares shall bear legends in substantially the following form:
                  "The securities represented by this certificate have not been registered under the securities act of 1933, as amended (the "act") or the securities laws of any state and may not be sold or otherwise disposed of except pursuant to an effective registration statement under such act and applicable state securities laws or pursuant to an applicable exemption from the registration requirements of such act and such laws. The company may require a satisfactory opinion of counsel for the holder that such transfer is exempt from the requirements of the act."
                  "The shares represented by this certificate may not be sold, assigned, transferred, encumbered or in any manner disposed of, except in compliance with the terms of that certain license agreement (the "agreement") by and between the issuer of the shares represented by this certificate (the "issuer") and the holder of such shares, dated as of _________ __, 2002, pursuant to which certain restrictions apply to the transferability of the shares represented by this certificate. The secretary of the issuer


*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

                  will upon written request furnish a copy of such agreement to the holder hereof without charge."
         17.5 Pro-Fit agrees that it will not Transfer any of the Shares without complying with each of the restrictions set forth herein and pursuant to applicable law and agrees that in connection with any such Transfer it will, if requested by TPI, deliver at its expense to TPI an opinion of counsel, in form and substance reasonably satisfactory to TPI and counsel for TPI, that such Transfer is not in violation of the securities laws of the United States of America or any state thereof having jurisdiction with respect to such Transfer. Each certificate or instrument evidencing the Shares
                  Transferred as above shall bear the appropriate restrictive legends set forth above, except that such certificate shall not be required to bear the first such restrictive legend set forth above, if in the opinion of counsel for TPI such legend is not required (under Rule 144(k) or otherwise) in order to establish compliance with any provisions of the Securities Act. Notwithstanding anything set forth herein to the contrary, Pro-Fit shall not Transfer any of the Shares except in accordance with Clauses 17.2 and 17.8.
         17.6 Pro-Fit represents and warrants to TPI that (1) it has received all information necessary and appropriate for deciding whether to acquire the Shares, (2) it has had the opportunity to ask questions and obtain answers from TPI regarding the terms and conditions of the issuance of the Shares and the business prospects and financial condition of TPI, and (3) it is not relying on the accuracy of any projections with respect to TPI or TPI's business or operations in its decision to acquire the Shares.
         17.7 TPI represents and warrants to Pro-Fit that the Shares have been duly authorised by all necessary corporate action on the party of TPI and, when payment is made for the Shares in accordance with this Agreement, the Shares shall be validly issued, fully paid, and nonassessable and will be free of restrictions on transfers other than restrictions contained in this Agreement and under applicable state and federal securities laws.
         17.8 Notwithstanding Clause 17.2 hereof, Pro-Fit shall not be permitted to Transfer any of the Shares unless Pro-Fit has complied with this Clause 17.8. If Pro-Fit intends to Transfer any of its Shares, Pro-Fit shall give written notice (the "Seller's Notice") to TPI at least fifteen (15) calendar days prior to the closing of such Transfer, stating that Pro-Fit intends to make such a Transfer, identifying the name and address of the prospective purchaser or transferee (or if Transfer is an unsolicited broker transaction, it shall so state) (the "Proposed Transferee"), specifying the number of Shares proposed to be purchased or acquired pursuant to the offer (the "First Refusal


*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

                  Shares") and specifying the per share purchase price and the terms and conditions of such Transfer. A Seller's Notice shall constitute an irrevocable election by Pro-Fit to sell the Shares identified therein to TPI.
         17.9 TPI shall have the irrevocable and exclusive option (but not the obligation) to purchase any or all of the First Refusal Shares at a price per share equal to the lesser of (i) the average closing price of the Shares during the five (5)
                  trading days immediately preceding the date the Seller's Notice is delivered by Pro-Fit or (ii) the terms set forth in the Seller's Notice (the "Sale Price"). TPI may exercise such option by delivering within fifteen (15) calendar days of receipt of the Seller's Notice a written notice (the "Company Notice") to the Proposed Seller stating its election to exercise its option under this Clause 17.9 and the number of First Refusal Shares it is willing to purchase at the Sale Price, and such notice shall constitute and irrevocable commitment to purchase such Shares. In the event that TPI delivers a Company Notice, the closing of the Transfer of the First Refusal Shares from Pro-Fit to TPI shall take place at the offices of TPI within 5 business days of the delivery of such Company Notice, or at such other time and place as may be mutually agreed upon by Pro-Fit and TPI.
         17.10 If any shares are not elected to be purchased by TPI pursuant to Clause 17.9, then, subject to Clauses 17.2, 17.4 and 17.5 hereof, Pro-Fit shall be free, for a period of ninety (90) days from the date of the Seller's Notice, to sell the Shares to the Proposed Transferee, at a price per share equal to or greater than the Sale Price and upon terms no more favorable to the Proposed Transferee (or unsolicited broker transaction as specified in the Seller's Notice) than those specified in the Seller's Notice. Any Transfer of the remaining First Refusal Shares by the Pro-Fit after the end of such ninety
                  (90) day period or any change in the terms of the sale as set forth in the Seller's Notice which are more favorable to the Proposed Transferee shall require a new notice of intent to Transfer to be delivered to TPI and shall give rise anew to the rights provided in the preceding Clauses 17.8 and 17.9.

18.      ASSIGNMENT AND SUB-CONTRACTING
---------------------------------------
         18.1 Pro-Fit will be entitled at any time to assign the benefit or delegate the burden of this Agreement without the prior consent of TPI in the event that Pro-Fit is liable for the performance of its assignee
         18.2 Pro-Fit shall be entitled to carry out its obligations under this Agreement through any agents or sub-contractors appointed by it in its reasonable discretion for that purpose


*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

                  provided that such third party is capable of providing an equivalent level of service and Pro-Fit is liable for the performance of such third party
         18.3 TPI shall have the right to sublicense its rights under this Agreement to any third party, (provided that in the case of a proposed sublicense to a manufacturer of Interlinings, the sub-license shall be subject to the prior written consent of Pro-Fit which shall not be unreasonably withheld) and to assign this Agreement to any third party that acquires substantially all of TPI's assets or to any of TPI's subsidiaries

19.      CONFIDENTIALITY
------------------------
         19.1 CONFIDENTIAL INFORMATION. During the Term, either party may come into possession of the other party's Confidential Information. For the purposes of this Agreement, "Confidential Information" means any information that a party designates as confidential or which the receiving party knows or has reason to know is confidential. Without limiting the foregoing, Confidential Information includes financial, business and technical plans and strategies, inventions, new products, services or technology. Confidential Information does not include information which is: (a) already known by the receiving party at time of disclosure; (b) or becomes, through no act or fault of the receiving party, publicly known; (c) received by the receiving party from a third party without a restriction on disclosure or use; or (d) independently developed by the receiving party without reference to the disclosing party's Confidential Information. The receiving party may disclose Confidential Information to the extent required to be disclosed by a court or governmental agency pursuant to a statute, regulation or valid order including, but not limited to, the rules of the American Stock Exchange or any subsequent stock exchange on which the securities of a party are listed; provided that the receiving party first notifies the disclosing party and gives it the opportunity to seek a protective order or to contest such required disclosure
         19.2 RESTRICTIONS. Each party shall hold the disclosing party's Confidential Information in confidence and shall not use such information except as permitted under this Agreement. Each party shall use the same precautions to prevent disclosure to third parties of such information as it uses with its own confidential information, but in no case less than reasonable efforts
         19.3 ADDITIONAL OBLIGATIONS. Each party agrees (i) not to alter or remove any identification of any copyright, trademark or other proprietary rights notice which indicates the ownership of any part of the Confidential Information, and (ii) to notify the other party of the circumstances surrounding any possession, use or knowledge of the Confidential Information by any person or entity other than those authorized by this


*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

                  Agreement

20.      RIGHT OF SET-OFF
-------------------------
         TPI shall have the right to set-off and withhold any amounts payable hereunder to Pro-Fit against any amounts owed to TPI hereunder.

21.      REPRESENTATIONS
------------------------
         Each party acknowledges that in entering into this Agreement it does not do so in reliance on any representations, warranty or otherwise provisions except as expressly provided herein, and any conditions, warranties or other terms implied by statute or common law are excluded from this Agreement to the fullest extent permitted by law

22.      SEVERABILITY
---------------------
         If any of the provisions is judged to be illegal or unenforceable, the continuation in full force and effect of the remaining provisions will not be prejudiced

23.      WAIVER
---------------
         No exercise or failure to exercise or delay in exercising any right, power or remedy by either party will constitute a waiver by that party of any right, power or remedy

24.      THE CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999
---------------------------------------------------------
         The Contracts (Rights of Third Parties) Act 1999 shall not apply to (and no person other than the parties hereto or their lawful successors in title shall be entitled to enforce) any of the provisions hereof

25.      NOTICES
----------------
         25.1 Any demand, notice or other communication given or made under or in connection with this Agreement shall be in writing and shall be given to Pro-Fit or to TPI as the case may be either personally, by post (registered or airmail as appropriate), by facsimile to the address stated at the beginning of this Agreement, or to such other address, facsimile or name as either party may from time to time designate by written notice to the other
         25.2 Notices and communications so designated shall be deemed to have been duly given or made:
                  24.2.1 if delivered by hand upon delivery at the address of the relevant party;
                  24.2.2 if sent by airmail 10 Business Days after being posted; or
                  24.2.3 if sent by facsimile one Business Day after the date of transmission (provided a confirmatory letter is sent on the day of transmission by airmail)

26.      GOVERNING LAW AND JURISDICTION
---------------------------------------

         26.1 This Agreement is governed by and shall be construed in accordance with English law


*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

         26.2 The Courts of England shall have non-exclusive jurisdiction to settle any dispute which may arise out of this Agreement and the parties agree to submit to such jurisdiction; provided, however that the parties shall be entitled to seek emergency and equitable relief in any court of applicable jurisdiction, including courts located within the Territory and the venue of arbitration required hereby shall be as specified in the applicable arbitration provisions.
         26.3 Notwithstanding the foregoing, matters relating to the Shares, including, without limitation, Clause 17, shall be governed by and shall be construed in accordance with the laws of California, USA

27.      INJUNCTIVE RELIEF.
---------------------------
         Pro-Fit acknowledges that the remedies at law are not adequate to protect TPI's interests, and that TPI shall be entitled to seek injunctive relief for any breach of this Agreement by Pro-Fit.

28.      FURTHER ASSURANCES
---------------------------
         Each of the parties to this Agreement shall execute any documents and perform any further acts as may be reasonably required or desirable to carry out the provisions of this Agreement and the transactions contemplated hereby.

29.      COUNTERPARTS
---------------------
         This Agreement may be executed in two or more counterparts, each of which shall be deemed an original. A facsimile copy of this Agreement, including signatures, shall be deemed an original

30.      ENTIRE AGREEMENT
-------------------------
         This Agreement, including the exhibits attached hereto, constitutes the entire Agreement and understanding between the parties, and integrates all prior discussions between the parties related to its subject matter. No modification of any of the terms herein shall be valid unless in writing and signed by an authorized representative of each party

31.      INDEPENDENT CONTRACTORS
--------------------------------
         Each party acknowledges and agrees that it is dealing with the other party as independent contractors. Nothing contained in this Agreement shall be interpreted as constituting either party the employee or agent of the other party or as conferring upon either party the power of authority to bind the other party in any transaction with third parties.

32.      CONSTRUCTION
---------------------
         The parties intend that each representation, warranty, and covenant contained herein will have independent significance. If any Party has breached any representation, warranty, or covenant contained herein in any respect, the fact that there exists another representation,


*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

         warranty or covenant relating to the same subject matter (regardless of the relative levels of specificity) which the party has not breached will not detract from or mitigate the fact that the party is in breach of the first representation, warranty, or covenant.




SIGNED on behalf of        )             /s/ Philip Morris
PRO-FIT HOLDINGS LIMITED   )             Philip Morris
                                         Joint Managing Director
                                         2nd April, 2002

SIGNED on behalf of        )             /s/ Ronda Sallmen
TAG-IT PACIFIC INC,        )             Ronda Sallmen


*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

SCHEDULE 1
                                                    THE PATENT
US Patent No. 5,987,721


*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

                                   SCHEDULE 2
                                 THE TERRITORIES

PART 1
------
USA
Mexico
Dominican Republic*
Honduras
Guatemala

* Provided that TPI acknowledges that Grupo M has been granted certain non-exclusive rights to manufacture and sell Products A in the Dominican Republic only and to sell garments containing Product A and Product B anywhere in the world and that the exclusive rights hereby granted are subject to those rights granted to Grupo M. Pro-Fit hereby confirms that Pro-Fit is not obligated to supply any additional machines, raw materials, service or equipment to Groupo M.


PART 2
------
Any other part of the world except Europe and Scandinavia where TPI desires to establish a factory to manufacture Product A and/or Product B which are to be sold for use in Garments which are to be supplied for the USA Market or for US Brand garments. For purposes of clarification, in the preceding sentence, "Europe" excludes Turkey and the territories and nations which comprised the former Soviet Union.


PART 3 ***
----------

***:

a)       ***

OR

b)       ***

*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

OR

c)       ***

AND

d)       ***


*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

                                   SCHEDULE 3

1. PRO-FIT MACHINES:
--------------------

As regards sales and delivery of Pro-Fit machines to TPI, commercially reasonable terms shall be:

Price :(pound)*** ex works (not including packing, insurance and freight)

Delivery: machinery will be available normally for despatch within 12 working weeks following receipt of deposit.

Terms: ***% Deposit with order - balance on despatch (either by cash or irrevocable 60 day letter of credit capable of being discounted)

TPI shall give notice to Pro-fit of any significant changes in machinery volumes required.


2. THE EQUIPMENT:
-----------------

This will be more specifically scheduled according to agreement between the parties in due course, it is anticipated that the approximate values will be in the order of: (pound)*** and may include the following items (the prices of each item shown are approximate in (pound) sterling):

1.  Band joining - 2 thread o/lock with  spreader and foot             ***
2.  PROFIT  Machine                                                    ***
3.  Pro-fuse  Guides                                                   ***
4.  PROFIT   Fabric/Interlining/Tape  rack  with additional
    mod bars *** for  waistband  lining  production  similar
    to Emig
5.  Reliant M90 Fusing Press                                           ***
6.  Fusing Press Guides mounting plate                                 ***
7.  Fusing Press Guides x 2 - AT313 LH and RH                          ***
8.  Rewind Unit - flexible tube sizing                                 ***
9.  Sew round machine - with three  position  tensioning
    for  Pro-Solve/Pro-Vapo attachment                                 ***
10. Base plate for fitting waistband lining folders onto front of PROFIT machine - twin bar arrangement


*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

11. Waistband Lining plain folders x 4                                 ***
12. Double single and double  double  lockstitch  binders              ***
13. Two part chino folder - waistband  and  waistband  lining          ***
14. Standard one piece folders - double  double & double
    single in various  finished  widths - check this                   ***
15. Hounsfield  ES100 Stretch tester - with additional tools
    to clip or hang garment                                            ***
16. Narrow Heat Sealing  machine with  independantly heated
    knives                                                             ***
17. Shaped  waistband sewing system - with twin rear upper
    & lower puller system                                              ***
18. Various needle gauges - check sizes required

3. TRAINING
-----------

This will be provided for approx. 5 working days at a cost of (pound)*** in Mexico. This includes flight costs and consultancy from up to 5 people but not accomodation or travel expenses within Mexico.


*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

                                   SCHEDULE 4
                               INTERLINING PRICES

Product Group:                 PROFLEX ELASTIC
Product Reference:         PO37/3U/HP/W
Description:               Fusible Coated Elastic with HP coating in ultra fine
                           gauge for all chino/denim
                           grades
Width:                     37mm (1 1/2inches)
Price per metre:               (pound)*** per metre
Method of supply:          Boxed


Product Group:                 OAKWORTH
Product Reference:         FT300 Natural 150cm
Description:               Fusible Polyester for use in waistband lining
Width:                     150 cm wide
Price per metre:               (pound)*** per metre (at 150 cm wide)
Method of supply:          Full width rolls (normally 300 mts/roll)

(Usage for 1 1/2 inch band - 41 reels - therefore cost per metre at 1 1/2 inches is (pound)***)


Product Group:                 YORK TAPE
Product Reference:         CE008 Clear
Description:               Clear tape used in denim samples (2 pieces required).
Width:                     6mm
Price per metre:               (pound)*** per metre (at 6mm)
Method of supply:          Flanged spools


Product Group:                 BURLEY ELASTIC
Product Reference:         PO12/6F/HP/W
Description:               12mm fusible elastic for use in shaped lycra bands.
Width:                     12mm
Price per metre:               (pound)*** per metre (at 12mm)


*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

Method of supply:          Flanged spools/boxed


Product Group:                 BINGLEY BINDING
Product Reference:         BT800/28mm Red
Description:               Stretch Binding Tape
Width:                     28mm
Price per metre:               (pound)*** per metre (at 28mm)
Method of supply:          Flanged spools


*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

                                   SCHEDULE 5
                                    ROYALTIES

PART I

AGGREGATE NET REVENUES OVER
THE TERM OF THE LICENCE              ROYALTY RATES
-----------------------              -------------
0 - $*** in Net Revenues             ***% for the Net Revenues within this range
$*** to $*** in Net Revenues         ***% for the Net Revenues within this range
$*** + in Net Revenues               ***% for the Net Revenues within this range

PART 2

YEAR                                 MINIMUM AGGREGATE ROYALTY PAYMENT
----                                 ---------------------------------
Years 1 and 2                        US  $200,000 in Year  1 payable  in $50,000
                                     instalments    on  the first   day of  each
                                     Quarter commencing  with  $50,000   on  the
                                     Commencement Date; and
                                     US  $50,000  in Year 2,  with  US   $25,000
                                     payable  on the  last  day  of  the  second
                                     Quarter  of  Year 2 and  US $25,000  on the
                                     last day of the fourth Quarter of Year 2
                                     Notwithstanding  the   foregoing,   Pro-Fit
                                     acknowledges that US $5,500 has been paid by TPI prior to the date hereof
Year 3                               US $350,000 payable half on the last day of
                                     the second and fourth Quarters
Year 4                               US $450,000 payable half on the last day of
                                     the second and fourth Quarters


*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

                                   SCHEDULE 6
                         OTHER PROFIT EXCLUSIVE LICENSES
UNITED KINGDOM:
10 Clothing Manufacturers for Product A
1 Waistband Lining Manufacturer for Product B

FRANCE
1 Waistband Lining Manufacturer for Product B

GERMANY
2 Clothing Manufacturers for Product A
1 Waistband Lining Manufacturer for Product B

PORTUGAL
1 Waistband Lining Manufacturer for Product B

SPAIN
1 Clothing Manufacturer for Product A

DENMARK
1 Clothing Manufacturer for Product A

SWEDEN
1 Waistband Lining Manufacturer for Product B

SRI LANKA
1 Clothing Manufacturer for Product A and B

CANADA
1 Fusing Service Supplier for Product A

DOMINICAN REPUBLIC
1 Clothing Manufacturer for Product A


*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

SOUTH AFRICA
1 Waistband Lining Manufacturer for Product A & B


*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

SIGNED on behalf of             )
PRO-FIT HOLDINGS LIMITED        )



SIGNED on behalf of             )
TAG-IT PACIFIC INC              )


*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.